SUB-ITEM 77C: Submission of matters to a vote of security holders

On June 22, 2016, the GE Institutional Funds (the "Trust") held a special meeting of shareholders of the U.S. Equity Fund, U.S. Large-Cap Core Equity Fund, Premier Growth Equity Fund, Small-Cap Equity Fund, S&P 500 Index Fund, International Equity Fund, Income Fund and Strategic Investment Fund (each, a "Fund" and collectively, the "Funds"). Shareholders of record on April 22, 2016 were entitled to vote on the proposals. For each proposal, except Proposal 2, shareholders voted on a fund-by-fund basis. For Proposal 2, shareholders of all Funds voted together and not by Fund or share class. At the meeting, all proposals were approved by the respective shareholders of each Fund, and the following votes were recorded:

Proposal 1:

Approval of a new investment advisory and administration agreement with SSGA Funds Management, Inc. ("SSGA FM"), pursuant to which SSGA FM will replace GE Asset Management Incorporated ("GEAM") as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries (the "Transaction").

U.S. Equity Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                     -------------- ----------------------- -------------------
Affirmative          30,443,986.000         63.793%                99.969%
Against                       0.000          0.000%                 0.000%
Abstain                       0.000          0.000%                 0.000%
Broker Non-Vote           9,572.000          0.020%                 0.031%
Total                30,453,558.000         63.813%               100.000%

U.S. Large-Cap Core Equity Fund

                      No. of Shares % of Outstanding Shares % of Shares Present
                      ------------- ----------------------- -------------------
Affirmative           4,187,429.776         53.087%                88.404%
Against                     203.000          0.002%                 0.005%
Abstain                       0.000          0.000%                 0.000%
Broker Non-Vote         549,041.000          6.961%                11.591%
Total                 4,736,673.776         60.050%               100.000%

Premier Growth Equity Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                     -------------- ----------------------- -------------------
Affirmative          19,047,614.204         76.501%                87.945%
Against               2,329,127.026          9.354%                10.754%
Abstain                  19,839.987          0.080%                 0.091%
Broker Non-Vote         261,961.000          1.052%                 1.210%
Total                21,658,542.217         86.987%               100.000%

Small-Cap Equity Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                     -------------- ----------------------- -------------------
Affirmative          70,394,249.319         95.376%               99.926%
Against                       0.000          0.000%                0.000%
Abstain                       0.000          0.000%                0.000%
Broker Non-Vote          51,971.000          0.070%                0.074%

Total                70,446,220.319         95.446%               100.000%

S&P 500 Index Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                     -------------- ----------------------- -------------------
Affirmative             553,626.000         62.757%                69.309%
Against                       0.000          0.000%                 0.000%
Abstain                       1.000          0.000%                 0.001%
Broker Non-Vote         245,147.000         27.789%                30.690%
Total                   798,774.000         90.546%               100.000%

International Equity Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                    --------------- ----------------------- -------------------
Affirmative         110,562,472.383         99.074%                99.196%
Against                   4,514.000          0.004%                 0.004%
Abstain                   5,842.000          0.005%                 0.005%
Broker Non-Vote         885,738.000          0.794%                 0.795%
Total               111,458,566.383         99.877%               100.000%

Income Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                     -------------- ----------------------- -------------------
Affirmative          30,427,563.000         97.800%                99.709%
Against                       0.000          0.000%                 0.000%
Abstain                       0.000          0.000%                 0.000%
Broker Non-Vote          88,951.000          0.286%                 0.291%
Total                30,516,514.000         98.086%               100.000%

Strategic Investment Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                     -------------- ----------------------- -------------------
Affirmative          64,383,806.000         98.926%                99.996%
Against                       0.000          0.000%                 0.000%
Abstain                       0.000          0.000%                 0.000%
Broker Non-Vote           2,667.000          0.004%                 0.004%
Total                64,386,473.000         98.930%               100.000%

Proposal 2:

Approval of the election of John R. Costantino, Jeanne M. La Porta, R. Sheldon Johnson and Donna M. Rapaccioli to the Board of Trustees of the Trust (the "Board").

Trust votes:

                     No. of Shares  % of Outstanding Shares % of Shares Present
                    --------------- ----------------------- -------------------
                                    Mr. John R. Costantino
Affirmative         334,384,210.807                 92.119%        99.979%
Withhold                 71,110.888                  0.020%         0.021%
Total               334,455,321.695                 92.139%       100.000%

                                    Ms. Jeanne M. La Porta
Affirmative         334,385,664.807                 92.120%        99.979%

Withhold                69,656.888                   0.019%         0.021%
Total              334,455,321.695                  92.139%       100.000%

                                    Mr. R. Sheldon Johnson
Affirmative        334,384,210.807                  92.119%        99.979%
Withhold                71,110.888                   0.020%         0.021%
Total              334,455,321.695                  92.139%       100.000%

                                   Ms. Donna M. Rapaccioli
Affirmative        334,385,664.807                  92.120%        99.979%
Withhold                69,656.888                   0.019%         0.021%
Total              334,455,321.695                  92.139%       100.000%

Fund votes:

U.S. Equity Fund

                    No. of Shares  % of Outstanding Shares  % of Shares Present
                   --------------- -----------------------  -------------------
                                    Mr. John R. Costantino
Affirmative         30,453,558.000                  63.813%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               30,453,558.000                  63.813%       100.000%

                                    Ms. Jeanne M. La Porta
Affirmative         30,453,558.000                  63.813%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               30,453,558.000                  63.813%       100.000%

                                    Mr. R. Sheldon Johnson
Affirmative         30,453,558.000                  63.813%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               30,453,558.000                  63.813%       100.000%

                                   Ms. Donna M. Rapaccioli
Affirmative         30,453,558.000                  63.813%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               30,453,558.000                  63.813%       100.000%

U.S. Large-Cap Core Equity Fund

                    No. of Shares  % of Outstanding Shares  % of Shares Present
                   --------------- -----------------------  -------------------
                                    Mr. John R. Costantino
Affirmative          4,736,673.776                  60.050%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total                4,736,673.776                  60.050%       100.000%

                                    Ms. Jeanne M. La Porta
Affirmative          4,736,673.776                  60.050%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total                4,736,673.776                  60.050%       100.000%

                                    Mr. R. Sheldon Johnson
Affirmative          4,736,673.776                  60.050%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total                4,736,673.776                  60.050%       100.000%

                                   Ms. Donna M. Rapaccioli
Affirmative          4,736,673.776                  60.050%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total                4,736,673.776                  60.050%       100.000%

Premier Growth Equity Fund

                    No. of Shares  % of Outstanding Shares  % of Shares Present
                    -------------- -----------------------  -------------------
                                    Mr. John R. Costantino
Affirmative         21,612,044.329                  86.800%        99.785%
Withhold                46,497.888                   0.187%         0.215%
Total               21,658,542.217                  86.987%       100.000%

                                    Ms. Jeanne M. La Porta
Affirmative         21,612,044.329                  86.800%        99.785%
Withhold                46,497.888                   0.187%         0.215%
Total               21,658,542.217                  86.987%       100.000%

                                    Mr. R. Sheldon Johnson
Affirmative         21,612,044.329                  86.800%        99.785%
Withhold                46,497.888                   0.187%         0.215%
Total               21,658,542.217                  86.987%       100.000%

                                   Ms. Donna M. Rapaccioli
Affirmative         21,612,044.329                  86.800%        99.785%
Withhold                46,497.888                   0.187%         0.215%
Total               21,658,542.217                  86.987%       100.000%

Small-Cap Equity Fund

                    No. of Shares  % of Outstanding Shares  % of Shares Present
                    -------------- -----------------------  -------------------
                                    Mr. John R. Costantino
Affirmative         70,446,220.319                  95.446%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               70,446,220.319                  95.446%       100.000%

                                    Ms. Jeanne M. La Porta
Affirmative         70,446,220.319                  95.446%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               70,446,220.319                  95.446%       100.000%

                                    Mr. R. Sheldon Johnson
Affirmative         70,446,220.319                  95.446%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               70,446,220.319                  95.446%       100.000%

                                   Ms. Donna M. Rapaccioli
Affirmative         70,446,220.319                  95.446%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               70,446,220.319                  95.446%       100.000%

S&P 500 Index Fund

                    No. of Shares  % of Outstanding Shares  % of Shares Present
                   --------------- -----------------------  -------------------
                                    Mr. John R. Costantino
Affirmative            798,774.000                  90.546%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total                  798,774.000                  90.546%       100.000%

                                    Ms. Jeanne M. La Porta
Affirmative            798,774.000                  90.546%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total                  798,774.000                  90.546%       100.000%

                                    Mr. R. Sheldon Johnson
Affirmative            798,774.000                  90.546%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total                  798,774.000                  90.546%       100.000%

                                   Ms. Donna M. Rapaccioli
Affirmative            798,774.000                  90.546%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total                  798,774.000                  90.546%       100.000%

International Equity Fund

                    No. of Shares  % of Outstanding Shares  % of Shares Present
                   --------------- -----------------------  -------------------
                                    Mr. John R. Costantino
Affirmative        111,433,953.383                  99.855%        99.978%
Withhold                24,613.000                   0.022%         0.022%
Total              111,458,566.383                  99.877%       100.000%

                                    Ms. Jeanne M. La Porta
Affirmative        111,435,407.383                  99.856%        99.979%
Withhold                23,159.000                   0.021%         0.021%
Total              111,458,566.383                  99.877%       100.000%

                                    Mr. R. Sheldon Johnson
Affirmative        111,433,953.383                  99.855%        99.978%
Withhold                24,613.000                   0.022%         0.022%
Total              111,458,566.383                  99.877%       100.000%

                                   Ms. Donna M. Rapaccioli
Affirmative        111,435,407.383                  99.856%        99.979%
Withhold                23,159.000                   0.021%         0.021%
Total              111,458,566.383                  99.877%       100.000%

Income Fund

                    No. of Shares  % of Outstanding Shares  % of Shares Present
                    -------------- -----------------------  -------------------
                                    Mr. John R. Costantino
Affirmative         30,516,514.000                  98.086%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               30,516,514.000                  98.086%       100.000%

                                    Ms. Jeanne M. La Porta
Affirmative         30,516,514.000                  98.086%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               30,516,514.000                  98.086%       100.000%

                                    Mr. R. Sheldon Johnson
Affirmative         30,516,514.000                  98.086%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               30,516,514.000                  98.086%       100.000%

                                   Ms. Donna M. Rapaccioli
Affirmative         30,516,514.000                  98.086%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               30,516,514.000                  98.086%       100.000%

Strategic Investment Fund

                    No. of Shares  % of Outstanding Shares  % of Shares Present
                    -------------- -----------------------  -------------------
                                    Mr. John R. Costantino
Affirmative         64,386,473.000                  98.930%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               64,386,473.000                  98.930%       100.000%

                                    Ms. Jeanne M. La Porta
Affirmative         64,386,473.000                  98.930%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               64,386,473.000                  98.930%       100.000%

                                    Mr. R. Sheldon Johnson
Affirmative         64,386,473.000                  98.930%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               64,386,473.000                  98.930%       100.000%

                                   Ms. Donna M. Rapaccioli
Affirmative         64,386,473.000                  98.930%       100.000%
Withhold                     0.000                   0.000%         0.000%
Total               64,386,473.000                  98.930%       100.000%

 Proposal 3:

    A. Approval of manager-of-managers authority for SSGA FM, whereby SSGA FM may, subject to approval of the Board, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining shareholder approval in each case.

U.S. Equity Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                    --------------- ----------------------- -------------------
Affirmative          30,443,986.000         63.793%                99.969%
Against                       0.000          0.000%                 0.000%
Abstain                       0.000          0.000%                 0.000%
Broker Non-Vote           9,572.000          0.020%                 0.031%
Total                30,453,558.000         63.813%               100.000%

U.S. Large-Cap Core Equity Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                    --------------- ----------------------- -------------------
Affirmative           4,187,429.776         53.087%                88.404%
Against                     203.000          0.002%                 0.005%
Abstain                       0.000          0.000%                 0.000%
Broker Non-Vote         549,041.000          6.961%                11.591%
Total                 4,736,673.776         60.050%               100.000%

Premier Growth Equity Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                    --------------- ----------------------- -------------------
Affirmative          18,058,732.204         72.529%                83.379%
Against               3,318,009.026         13.326%                15.320%
Abstain                  19,839.987          0.080%                 0.091%
Broker Non-Vote         261,961.000          1.052%                 1.210%
Total                21,658,542.217         86.987%               100.000%

Small-Cap Equity Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                    --------------- ----------------------- -------------------
Affirmative          70,394,249.319         95.376%                99.926%
Against                       0.000          0.000%                 0.000%
Abstain                       0.000          0.000%                 0.000%
Broker Non-Vote          51,971.000          0.070%                 0.074%
Total                70,446,220.319         95.446%               100.000%

S&P 500 Index Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                    --------------- ----------------------- -------------------
Affirmative             553,626.000         62.757%                69.309%
Against                       0.000          0.000%                 0.000%
Abstain                       1.000          0.000%                 0.001%
Broker Non-Vote         245,147.000         27.789%                30.690%
Total                   798,774.000         90.546%               100.000%

International Equity Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                    --------------- ----------------------- -------------------
Affirmative         110,561,535.383         99.073%                99.195%
Against                   5,260.000          0.005%                 0.005%

Abstain                   6,033.000          0.005%                 0.005%
Broker Non-Vote         885,738.000          0.794%                 0.795%
Total               111,458,566.383         99.877%               100.000%

Income Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                    --------------- ----------------------- -------------------
Affirmative          30,427,563.000         97.800%                99.709%
Against                       0.000          0.000%                 0.000%
Abstain                       0.000          0.000%                 0.000%
Broker Non-Vote          88,951.000          0.286%                 0.291%
Total                30,516,514.000         98.086%               100.000%

Strategic Investment Fund

                     No. of Shares  % of Outstanding Shares % of Shares Present
                    --------------- ----------------------- -------------------
Affirmative          64,383,806.000         98.926%                99.996%
Against                       0.000          0.000%                 0.000%
Abstain                       0.000          0.000%                 0.000%
Broker Non-Vote           2,667.000          0.004%                 0.004%
Total                64,386,473.000         98.930%               100.000%

 (Small-Cap Equity Fund Only):

    B. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and Palisade Capital Management, LLC. ("Palisade"), pursuant to which the sub-advisory arrangement with Palisade will continue subsequent to the termination of Palisade's current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

                     No. of Shares  % of Outstanding Shares % of Shares Present
                     -------------- ----------------------- -------------------
 Affirmative         70,394,249.319         95.376%                99.926%
 Against                      0.000          0.000%                 0.000%
 Abstain                      0.000          0.000%                 0.000%
 Broker Non-Vote         51,971.000          0.070%                 0.074%
 Total               70,446,220.319         95.446%               100.000%

    C. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and Champlain Investment Partners, LLC. ("Champlain"), pursuant to which the sub-advisory arrangement with Champlain will continue subsequent to the termination of Champlain's current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

                     No. of Shares  % of Outstanding Shares % of Shares Present
                     -------------- ----------------------- -------------------
 Affirmative         70,394,249.319         95.376%                99.926%
 Against                      0.000          0.000%                 0.000%
 Abstain                      0.000          0.000%                 0.000%
 Broker Non-Vote         51,971.000          0.070%                 0.074%
 Total               70,446,220.319         95.446%               100.000%

    D. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and GlobeFlex Capital, L.P. ("GlobeFlex"), pursuant to which the sub-advisory arrangement with GlobeFlex will continue subsequent to the termination of GlobeFlex's current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

                     No. of Shares  % of Outstanding Shares % of Shares Present
                     -------------- ----------------------- -------------------
 Affirmative         70,394,249.319         95.376%                99.926%
 Against                      0.000          0.000%                 0.000%
 Abstain                      0.000          0.000%                 0.000%
 Broker Non-Vote         51,971.000          0.070%                 0.074%
 Total               70,446,220.319         95.446%               100.000%

    E. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and Kennedy Capital Management, Inc. ("Kennedy"), pursuant to which the sub-advisory arrangement with Kennedy will continue subsequent to the termination of Kennedy's current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

                     No. of Shares  % of Outstanding Shares % of Shares Present
                     -------------- ----------------------- -------------------
 Affirmative         70,394,249.319         95.376%                99.926%
 Against                      0.000          0.000%                 0.000%
 Abstain                      0.000          0.000%                 0.000%
 Broker Non-Vote         51,971.000          0.070%                 0.074%
 Total               70,446,220.319         95.446%               100.000%

    F. Approval of an investment sub-advisory agreement for the Small-Cap Equity Fund between SSGA FM and SouthernSun Asset Management LLC. ("SouthernSun"), pursuant to which the sub-advisory arrangement with SouthernSun will continue subsequent to the termination of SouthernSun's current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

                     No. of Shares  % of Outstanding Shares % of Shares Present
                     -------------- ----------------------- -------------------
 Affirmative         70,394,249.319         95.376%                99.926%
 Against                      0.000          0.000%                 0.000%
 Abstain                      0.000          0.000%                 0.000%
 Broker Non-Vote         51,971.000          0.070%                 0.074%
 Total               70,446,220.319         95.446%               100.000%